Exhibit 10.19r

REQUIRED GROUP AGENT ACTION NO. 19

This REQUIRED GROUP AGENT ACTION NO. 19 (this “Action”), dated as of June 1, 2016 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”) and the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”) and National Bank of Arizona (“NBAZ Agent”, and collectively with BA Agent, CS Agent, DB Agent, ING Agent and KB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.The Borrower has requested certain amendments to the hedging requirements under the Loan Agreement, and the Required Group Agents and the Administrative Agent have agreed to such amendments as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Amendments. Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof:

(a)Section 2.1(f)(iii)(A) of the Loan Agreement is hereby amended by inserting “75% of” between “less than” and “the Outstanding Principal”.

(b)Section 2.13(a)(y) of the Loan Agreement is hereby amended by inserting “75% of” between “at least equal to” and “the Outstanding Principal”.

(c)Section 2.13(b)(y) of the Loan Agreement is hereby amended by inserting “75% of” between “at least equal to” and “the Outstanding Principal”.

Section 2.Consents to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof, the Required Group Agents consent to the amendments as set forth in Section 1 hereof, with acknowledgement by each of the Administrative Agent and the Collateral Agent.

Section 3.Conditions Precedent. This Action shall be effective upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

Required Group Agent Action No. 19

(b)The Administrative Agent shall have received for its own account, all costs and expenses described in Section 6 of this Action, for which invoices have been presented in connection herewith.

Section 4.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 5.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 6.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 7.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

2	Required Group Agent Action No. 19

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as Borrower

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President

BANK OF AMERICA, N.A.,
as a Group Agent

By:	/s/ Claudia Correa Welch
Name:	Claudia Correa Welch
Title:	Director

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Vinod Mukani
Name:	Vinod Mukani
Title:	Director

By:	/s/ Gregory Leveto
Name:	Gregory Leveto
Title:	Director

[Signature Page to Required Group Agent Action No. 19]

ING CAPITAL LLC,
as a Group Agent

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

KEYBANK NATIONAL ASSOCATION,
as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President

NATIONAL BANK OF ARIZONA,
as a Group Agent

By:	/s/ Kate Smith
Name:	Kate Smith
Title:	Vice President

BANK OF AMERICA, N.A.
as the Administrative Agent and the Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[Signature Page to Required Group Agent Action No. 19]